Exhibit 10.13

Factoring Contract for Government Purchase

(Factoring with Recourse)

(Contract No.: LJSZBL202220)

Transferee of Accounts Receivable: Lvjin (Shenzhen) Commercial Factoring Co., Ltd. (hereinafter referred to as Party A)

Legal Representative: Yongzhi Zhang

Unified Social Credit Code: 91440300MA5F7KNT61

Correspondence Address: F/3, Financial Building, No.106, Guangda Road, Fuzhou City

Transferor of Accounts Receivable: Fuzhou Yukai Trading Co., Ltd. (hereinafter referred to as Party B)

Legal Representative: Zhenyu Zheng

Unified Social Credit Code:

Correspondence Address: Room 909, 910 and 911, Xinya Building, No. 121, Dongjie Sub-district, Gulou District, Fuzhou

Information elements of accounts receivable for commercial contracts:

I. Project No.: [350100] ZXFZ [GK] 2020001

II. Project Name: Management of Fixed Assets of Medical Devices

III. Subject of the Contract

Buyer: Fuzhou Second Hospital

Address: No.47, Shangteng Road, Cangshan District, Fuzhou City

Tel:

Supplier: Fuzhou Yukai Trading Co., Ltd.

Address: Room 909, 910 and 911, Xinya Building, No. 121, Dongjie Sub-district, Gulou District, Fuzhou

Mobile:

Total contract price: 38,934,000.00

Based upon business needs, Party B intends to transfer its creditor’s rights of accounts receivable under the government procurement contract of fixed assets management (project No.: [350100] ZXFZ [GK] 2020001) of medical devices in business contract to Party A, and Party A shall pay the financing amount agreed with Party B to accept the creditor’s rights. The Contract has been reached and concluded by and between Party A and Party B through consultation for mutual compliance.

Article 1         Definitions

For the purpose of the Contract, unless otherwise expressly specified herein, the following terms shall have the meaning ascribed below:

(I) Transferee of accounts receivable: The transferee of creditor’s rights of accounts receivable.

(II) Transferor of accounts receivable: The seller/supplier/service provider of commercial contract and the transferor of creditor’s rights of accounts receivable.

(III) Buyer: The Party who purchases Party B’s goods, services or uses Party B’s facilities in the commercial contract relationship with Party B and assumes the obligation to pay the price.

(IV) Business contract: refers to the transaction contract signed between Party B as the Seller/Service Provider and the Purchaser for the purpose of commodity and/or service transaction with the settlement method of selling on credit.

(V) Creditor’s rights of accounts receivable (referred to as “accounts receivable” for short): The right of Party B to demand payment from the buyer because of the provision of goods, services or facilities, including the existing and future monetary creditor’s rights as well as the income incurred therefrom, including, without limitation, the principal (principal creditor’s rights), interest, liquidated damages and damages of accounts receivable, as well as security rights, insurance rights and other subordinate claims of all principal claims as well as other rights and interests associated with the principal claims, including payment claims incurred by bills or other securities.

(VI) Transfer of accounts receivable: The act of Party B transferring accounts receivable to Party A in accordance with the provisions of the Contract. In any case, the transfer of accounts receivable shall not be interpreted as Party A’s undertaking of any obligations or responsibilities under the commercial contract by and between Party B and the buyer.

(VII) Factoring business: A comprehensive financial service that integrates financing of accounts receivable, management of accounts receivable and collection of accounts receivable on the premise that Party B transfers its accounts receivable. The “factoring business” mentioned herein refers to the single factoring business of domestic hidden sellers with recourse.

(VIII) Factoring with recourse: It means that when the accounts receivable cannot be recovered from the buyer due, Party A requires Party B to repurchase the accounts receivable and return the factoring financing. Factoring with recourse is also called “repurchase factoring”.

(IX) Dispute: “Dispute” herein refers to that accounts receivable are defective, including, without limitation, the following: the buyer refuses to accept goods/services or invoices for any reason; or the buyer raises a defense, counter-recourse or offset against the accounts receivable for any reason; or the buyer fails to pay the accounts receivable in full and on time for any reason; or the third party lodges any claim to the accounts receivable.

Article 2       Transfer of Creditor’s Rights of Accounts Receivable

(I) The amount of creditor’s rights of accounts receivable transferred by Party B to Party A is RMB (in words) Four Million Eight Hundred and Fifty Thousand only (in figures: RMB 4,850,000.00).

(II) Party B shall pay the amount for use of factoring financing to Party A’s account. The interest annual rate of factoring financing is 7%, and the financing period is 12 months, counting from April 1, 2022 to March 31, 2023.

(III) Repayment method: Party B shall pay the amount for use of financing, i.e., interest, to the interest-bearing account specified by Party A prior to the 20th of each month during the financing period. When making repayment, the interest owed shall be settled first before returning the principal. After the returned payment of the government purchase contract, Party B shall transfer the returned payment to the account specified by Party A to repay the principal owed. In the event that the deduction is delayed due to the system of the cooperative bank, the expenses incurred thereby shall be for the account of Party B.

(IV) Party B shall open a special corporate account as a special factoring account in the cooperative bank specified by Party A, and fully go through relevant formalities in line with the requirements of the bank.

Party A’s account information:

Account Name: Lvjin (Shenzhen) Commercial Factoring Co., Ltd.

Account No.:

Opening Bank: Fuzhou Chengdong Sub-branch of China Construction Bank Corporation

Party B’s Account information:

Account Name: Fuzhou Yukai Trading Co., Ltd.

Beneficiary Account No.:

Repayment Account No.:

Opening Bank: Fuzhou Liuyi Sub-branch of China Construction Bank Corporation

Party A shall pay the factoring financing funds to Party B through the collection account, and Party B shall make payment to Party A through the repayment account.

Article 3       Price of Equity Transfer

After the Contract is signed, Party B provides Party A with the materials (copies of the contract for debtor-creditor relationship, etc.) to prove the creditor’s rights of accounts receivable and Party A pays the transferred amount mentioned above, it will be deemed that the creditor’s rights of accounts receivable have been transferred.

Before transferring the accounts receivable to Party A, Party B shall furnish Party B with the full performance capability of the commercial contract and submit the certificate in compliance with the requirements of Party A. To prove that Party B is the eligible winning bidder.

Article 4       Right of Recourse

Under the Contract, where the debtor (buyer/payer/government party) of accounts receivable of the commercial contract fails to make payment as agreed, Party B shall assist and cooperate with Party A in claiming rights and undertake corresponding responsibilities in accordance with the law; Party A shall also be entitled to directly exercise the right of recourse to Party B.

Article 5      Undertakings and Warranties

The Parties jointly acknowledge that, in accordance with the laws of the People’s Republic of China, Party A and Party B are both legal civil subjects, and are capable for civil rights and civil conduct to sign and fulfill the Contract.

With a view to guarantee the full fulfillment of the Contract, the Parties hereby make the following commitments and warranties:

(I) The transfer of accounts receivable hereunder to Party A has been authorized by the board of shareholders and is not in violation of the provisions of the Articles of Association.

(II) The information disclosed to Party A as well as all documents, bills and materials furnished are complete, true, legal and valid.

(III) Accounts receivable are under a real trade background, and Party B does not sell goods to the buyer by trial sale, proxy sale, consignment or other similar methods. In the future, Party B shall fulfill its principal obligations such as delivery in accordance with the provisions of the commercial contract, and submit the certificate meeting the requirements of Party A.

(IV) Party B undertakes that the transferred accounts receivable are true, legal and effective, free of any defects or restrictions on the exercise of rights by Party A; Party B has not mortgaged, pledged, sealed up, frozen or set any other preferential rights and interest to the accounts receivable, and has not transferred the accounts to others.

(V) Party B undertakes that the transferred accounts receivable have not been offset, counterclaimed, compensated for damages, retained or written off with the buyer, and the transfer to a third party is prohibited or restricted; after the accounts receivable are transferred, without the written consent of Party A, no other agreement shall be made on the amount, payer, payment term, payment path or other matters that directly influence Party A’s right to collect the accounts.

(VI) Party B promises to pay back the returned payment of the financing project to the specified supervision account strictly in accordance with the Contract. Where the buyer fails to remit the project fund to the specified account, Party B shall voluntarily return it to Party A within 5 working days.

(VII) There are no outstanding disputes and debtor-creditor disputes between Party B and the buyer.

(VIII) After Party B promises, warrants and agrees to the transfer of the accounts receivable, Party A enjoys full rights to the accounts receivable, including, without limitation, rights and interests of the interest, liquidated damages, damages, security, the right to re-transfer and the ownership of the property returned by the buyer.

(IX) If it is found that the buyer cancels the cooperation with Party B for any reason, or the financial situation deteriorates, or the merger, division, reorganization, or seizure of property occurs, which will seriously influence the returned collection of accounts receivable, Party B shall notify Party A in written form within five working days from the date of cancellation of the project announced by Fujian Provincial Government Purchase Network, and return all the amount within 20 working days.

(X) Party B warrants to give full cooperation to Party A when Party A takes payment measures.

(XI) If there is any change in any of the above commitments and warranties, Party B shall be obliged to inform Party A of the above changes in the shortest time.

(XII) Party A shall pay the factoring financing amount to Party B on time and in full as provided herein.

(XIII) Party A shall be entitled to register the future accounts receivable between Party B and the buyer in the unified registration and publicity system for financing of movable property of the People’s Bank of China.

(XIV) Party B promises to actively cooperate with Party A’s post-investment inspection after the factoring financing funds are released, and present corresponding vouchers for Party A to verify relevant information.

Article 6      Confidentiality Provisions

Without the consent of the other Party, Party A and Party B shall not disclose to any third party the trade secrets of the other Party acquired from the other Party during or for the fulfillment of the Contract. Unless required by the lawyers, accountants, auditors and appraisers hired by the Parties or in accordance with the laws, regulations and rules as well as the requirements of competent departments.

Article 7         Liability for Breach of the Contract

Any of the following events shall constitute or be deemed as Party B’s breach of contract:

(I) Party B violates any item in Article 5 “Commitments and Warranties”.

(II) Party B fails to fulfill its repayment obligations in a prompt manner as prescribed herein.

(III) Party B colludes with the buyer maliciously, which prejudices the legitimate rights and interests of Party A.

(IV) Party B commits fraud or other acts in violation of the principles of good faith, equality and mutual benefit, which prejudices the legitimate rights and interests of Party A.

(V) If the project fund is not paid back to the specified supervision account and Party B fails to return the amount to Party A within the specified time, it will be deemed as Party B’s breach of contract.

(VI) Where Party B fails to repay all the amount to Party A within 20 working days due to the cancellation of the project, it will be deemed as Party B’s breach of contract.

(VII) In the event that Party B breaches the Contract or fails to make any payment hereunder, Party B shall pay liquidated damages to Party A at 0.5 ‰/day for each day of breach/delay.

Article 8         Breach of the Contract

After Party B breaches the Contract, Party A shall be entitled to take any one or more of the following measures depending on the seriousness of Party B’s breach of contract:

(I) Party A may require Party B to correct the aforesaid breach within a time limit.

(II) Party A may request Party B to compensate Party A for the losses incurred by Party B's breach of contract.

(III) Losses due to breach of contract include, without limitation, late payment fees, liquidated damages, damages, fees for protecting the rights of the transferee (including, without limitation, litigation fees, execution fees, attorney fees, travel expenses, transfer taxes and fees to be paid to the court in accordance with the law, as well as all fees advanced by the transferee due to identification, announcement, inspection, translation, evaluation, auction, sale, storage, etc.), as well as the losses and all other expenses caused to the transferee due to the breach of contract by the transferer or the invalidation, cancellation or alteration of the master contract.

Article 9         Dispute

In the case of any dispute arising from the performance of the Contract between Party A and Party B, the Parties shall solve it through consultation. If no agreement can be reached, either Party shall be entitled to file a lawsuit with a people’s court at the place where Party A is situated.

The Contract shall take effect as of the date of signature and seal by the Parties hereto. The Contract is made in duplicate, with each Party holding one copy and each copy being equally authentic.

Article 10      Notice

(I) Either Party A or Party B’s notice of the Contract to the other Party can be served to the other Party in written form (including, without limitation, faxes, letters as well as other written documents) based on the address and agent stated herein. If it is a fax, it will be deemed served when it reaches the other Party; if it is a letter, it will be served on the third day from the posting date.

(II) The notice sent by Party A to Party B can also be served by means of telephone, SMS and email.

(III) If the domicile and telephone number recorded herein are changed during the fulfillment of the Contract, the changing Party shall notify the other Party in a timely manner.

Article 11      Special factoring account for managing the transfer of account funds and reserved seal

At the request of Party A’s company on the supervision of Party B’s factoring account, Party B shall go through the formalities of products associated with the supervision of the contracted account at the bank specified by Party A within seven days after the signing of the factoring contract (for details of products, please refer to the attached list of products specified by bank supervision of China Construction Bank Corporation).

The Contract is executed on this _____ day of _____, ____.

(The following is the signature and seal page of Factoring Contract for Government Purchase without text)

Party A: (official seal)	Party B: (official seal)

Authorized Signatory (signature and seal):	Authorized Signatory (signature and seal): Zhenyu Zheng

Date of Signing: April 1, 2022 Place of Signing: F/3, No.106, Guangda Road, Taijiang District, Fuzhou City

Appendix

List of Products Regulated by Bank Supervision of China Construction Bank Corporation

No.	Process Attribution	Customer Company	Contracting Products	Business Functions	Formalities	Materials Required
1	Pre-lending	Open an account, sign a contract for Yihutong products, sign the Power of Attorney of Consent to Supervision, and sign the Power of Attorney of Consent to Agent Collection	Yihutong	Open a master account (-0001) for receiving loan principal and paying interest; open a sub-account (-0002) for receiving government funds and repaying principal	It is suggested to sign a contract for Yihutong products as well as the Power of Attorney for agent collection and supervision when opening an account for government purchase customers, so that the banking formalities for government purchase customers can be completed in one step (special note: the above formalities only need to be completed independently by government purchase customers, and the relevant vouchers shall be submitted to the factoring company upon the completion).	1. Application form for comprehensive public services (version furnished by the bank); 2. Basic information such as business license; 3. Power of Attorney of Consent to Supervision (version furnished by the bank); 4. Power of Attorney of Consent to Agent Collection (version furnished by the bank).
2	Mid-lending	Collection	Yihutong	Receive the principal from the master account (-0001 account) by signing a contract for the Yihutong account.	/	/
		Interest payment	Sign the Power of Attorney of Consent to Agent Collection	Customers do not have to pay interest manually on the basis of agent collection with authorization.	It is required to prepare sufficient funds in the master account (-0001) before the date of interest payment.	/
3	Post-lending	Under supervision	Sign the Power of Attorney of Consent to Supervision	Customers lose control and operation right of funds on the basis of supervision with authorization.		/
		Receive government returned payments	Sign the Power of Attorney of Consent to Agent Collection	Customers do not have to repay the principal manually on the basis of agent collection with authorization.		/

The actual operation of China Construction Bank shall prevail.

Guarantee Contract

Party A (Guarantor): Binhua Zhang

Contact Address: Room 1602, Xiyang Apartment, No.163, Xiyang Road, Taijiang District, Fuzhou City, Fujian Province

ID Card No.:

Mobile:

Party B (Guarantee): Lvjin (Shenzhen) Commercial Factoring Co., Ltd.

Place of Signing: F/3, No.106, Guangda Road, Taijiang District, Fuzhou City

Legal Representative: Yongzhi Zhang

Business License Code:

With a view to guarantee that the Factoring Contract for Government Purchase signed by and between Fuzhou Yukai Trading Co., Ltd. and the factor Lvjin (Shenxun) Commercial Factoring Co., Ltd. with the contract number LJSZBL202220 can be effectively fulfilled, Party A is willing to provide guarantee for the debt performance of Fuzhou Yukai Trading Co., Ltd. in the Factoring Contract for Government Purchase. In accordance with the relevant laws and regulations of the State, the Parties concerned have reached a consensus through amicable negotiation and shall hereby make and enter into the Contract.

Article 1         Principal Creditor’s Rights under Guarantee

(I) The principal creditor’s right guaranteed by Party A is the creditor’s right of Fuzhou Yukai Trading Co., Ltd. enjoyed by Party B in accordance with the Factoring Contract for Government Purchase (Contract No.: LJSZBL202220) signed by and between Party B and Fuzhou Yukai Trading Co., Ltd. on April 1, 2022.

(II) The purview of guarantee made by Party A shall cover loan principal under the Master Contract as well as interest, liquidated damages, compensation and expenses incurred by Party B in realizing creditor’s rights (including, without limitation, legal fees, arbitration fees, attorney fees, property preservation fees, travel expenses, execution fees, evaluation fees, auction fees, etc.).

Article 2         Guarantee Mode

The guarantee under the Contract shall be in the form of a joint and several liability guarantee. Where the debtor fails to repay the loan and interest at the expiration of the loan term, Party A shall assume the guarantee liability with all the property as prescribed herein. If there are multiple guarantors hereunder, all guarantors will jointly assume joint and several liability to the creditors until all debts are fully paid off.

Party A acknowledges that, where the Debtor fails or is unable to fulfill its debts as specified in the Master Contract, no matter whether Party B owns other guarantees for the creditor’s rights under the Master Contract (including, without limitation, any guarantee methods such as guarantee, mortgage, pledge, etc.), Party B shall be entitled to directly request Party A to assume the liability to guarantee within the scope of guarantee.

Article 3         Term of Lease

The guarantee of the Contract lasts for two years from the day upon the expiration of the loan term under the master contract; where there is any event specified by laws, regulations or the master contract, causing Party B to announce the early maturity of the loan, the guarantee period shall be two years from the day after the early maturity date of the loan.

Article 4         Obligation of Party A

(I) If Party A wishes to provide guarantee for the debts of others beyond the affiliated enterprises, it shall notify Party B in writing ahead of time and get the consent of Party B.

(II) Party A shall furnish complete and true documents associated with the economic status of the enterprise.

(III) Party A shall accept Party B’s investigation on its execution status and offer necessary assistance and cooperation.

(IV) Party A shall, in written form, inform Party B of its change of address within 5 working days from the date of change.

Article 5         Rights & Obligations of Party B

Party B shall be entitled to request Party A to present materials and documents reflecting the economic conditions and credit standing of its enterprise at any time, and Party B shall keep all information furnished by Party A strictly confidential.

Article 6         Changes to the Master Contract Guaranteed

Where Party B and the Debtor agree to change the terms of the Main Contract, if the debt burden of the debtor is not added or the terms have obtained the prior consent of Party A, Party A’s guarantee liability shall not be relieved accordingly.

Article 7         Independent Contract Validity

The validity of the Contract is independent of the Master Contract, and the invalidity of the Master Contract does not affect the validity hereof. If the Master Contract is confirmed to be invalid, Party A shall, in addition to the debts of the Master Contract, assume the joint and several liability guarantee for the debts incurred by the Debtor due to compensation for losses after the invalidity of the Master Contract.

Article 8         Contractual Dispute Resolution

In the case of any dispute arising from the performance of the Contract, it shall be settled by the Parties through consultation or settled through litigation filed with the people’s court at the place where the Contract is signed. During the consultation or litigation, the undisputed provisions of the Contract shall still be performed by the Parties.

Article 9         Tips

Party B has reminded Party A to get a comprehensive and accurate understanding of the terms and conditions specified herein, and it has given corresponding explanation of terms and conditions at Party A’s request. The contracting Parties hereto have the same understanding of the terms of the Contract.

Article 10      Notice

Any notice given by the Parties to the Contract to the other Party shall be served to the other Party in written form (including, without limitation, telegrams, letters as well as other written documents) based on the address and contact person recorded herein. If it is sent by telegram, it shall be deemed to have been served to the other Party on the second day from the sending date; if it is a postal letter (including EMS), it will be deemed to have been served to the other Party on the third day from the posting date.

If Party A and Party B change the address, contact person, telephone number, etc. recorded herein during the fulfillment of the Contract, they shall notify the other Party in written form in a timely manner. Otherwise, the provisions of Paragraph 1 of this Article shall apply to the written notice sent by either Party to the other Party based on the domicile and contact person prior to the change.

In the event of any litigation dispute, the domicile address and contact person recorded herein shall be the legal address for service of litigation documents and other materials (including all legal documents and document materials that need to be served in the course of trial of first instance, trial of second instance, retrial and execution, such as copies of indictment, evidential materials, responding materials, summonses, judgments, rulings and appeals).

Article 11      Effectiveness of the Contract

The Contract shall come into force as of the date of signature and seal by the Parties.

The Contract is made in duplicate, with each Party holding one copy and each copy being equally authentic.

Party A (signature):

Party B (official seal and corporate seal):

Date of Signing: April 1, 2022

Place of Signing: F/3, No.106, Guangda Road, Taijiang District, Fuzhou City

Guarantee Contract

Party A (Guarantor): Zhenyu Zheng

Contact Address: No.88, Jiaotong Road, Taijiang District, Fuzhou City, Fujian Province

ID Card No.:

Mobile:

Party B (Guarantee): Lvjin (Shenzhen) Commercial Factoring Co., Ltd.

Address:         F/3, Financial Building, No.106, Guangda Road, Fuzhou City

Legal Representative: Yongzhi Zhang

Business License Code:

With a view to guarantee that the Factoring Contract for Government Purchase signed by and between Fuzhou Yukai Trading Co., Ltd. and the factor Lvjin (Shenxun) Commercial Factoring Co., Ltd. with the contract number LJSZBL202220 can be effectively fulfilled, Party A is willing to provide guarantee for the debt performance of Fuzhou Yukai Trading Co., Ltd. in the Factoring Contract for Government Purchase. In accordance with the relevant laws and regulations of the State, the Parties concerned have reached a consensus through amicable negotiation and shall hereby make and enter into the Contract.

Article 1         Principal Creditor’s Rights under Guarantee

(I) The principal creditor’s right guaranteed by Party A is the creditor’s right of Fuzhou Yukai Trading Co., Ltd. enjoyed by Party B in accordance with the Factoring Contract for Government Purchase (Contract No.: LJSZBL202220) signed by and between Party B and Fuzhou Yukai Trading Co., Ltd. on April 1, 2022.

(II) The purview of guarantee made by Party A shall cover loan principal under the Master Contract as well as interest, liquidated damages, compensation and expenses incurred by Party B in realizing creditor’s rights (including, without limitation, legal fees, arbitration fees, attorney fees, property preservation fees, travel expenses, execution fees, evaluation fees, auction fees, etc.).

Article 2         Guarantee Mode

The guarantee under the Contract shall be in the form of a joint and several liability guarantee. Where the debtor fails to repay the loan and interest at the expiration of the loan term, Party A shall assume the guarantee liability with all the property as prescribed herein. If there are multiple guarantors hereunder, all guarantors will jointly assume joint and several liability to the creditors until all debts are fully paid off.

Party A acknowledges that, where the Debtor fails or is unable to fulfill its debts as specified in the Master Contract, no matter whether Party B owns other guarantees for the creditor’s rights under the Master Contract (including, without limitation, any guarantee methods such as guarantee, mortgage, pledge, etc.), Party B shall be entitled to directly request Party A to assume the liability to guarantee within the scope of guarantee.

Article 3         Term of Lease

The guarantee of the Contract lasts for two years from the day upon the expiration of the loan term under the master contract; where there is any event specified by laws, regulations or the master contract, causing Party B to announce the early maturity of the loan, the guarantee period shall be two years from the day after the early maturity date of the loan.

Article 4         Obligation of Party A

(I) If Party A wishes to provide guarantee for the debts of others beyond the affiliated enterprises, it shall notify Party B in writing ahead of time and get the consent of Party B.

(II) Party A shall furnish complete and true documents associated with the economic status of the enterprise.

(III) Party A shall accept Party B’s investigation on its execution status and offer necessary assistance and cooperation.

(IV) Party A shall, in written form, inform Party B of its change of address within 5 working days from the date of change.

Article 5         Rights & Obligations of Party B

Party B shall be entitled to request Party A to present materials and documents reflecting the economic conditions and credit standing of its enterprise at any time, and Party B shall keep all information furnished by Party A strictly confidential.

Article 6         Changes to the Master Contract Guaranteed

Where Party B and the Debtor agree to change the terms of the Main Contract, if the debt burden of the debtor is not added or the terms have obtained the prior consent of Party A, Party A’s guarantee liability shall not be relieved accordingly.

Article 7         Independent Contract Validity

The validity of the Contract is independent of the Master Contract, and the invalidity of the Master Contract does not affect the validity hereof. If the Master Contract is confirmed to be invalid, Party A shall, in addition to the debts of the Master Contract, assume the joint and several liability guarantee for the debts incurred by the Debtor due to compensation for losses after the invalidity of the Master Contract.

Article 8         Contractual Dispute Resolution

In the case of any dispute arising from the performance of the Contract, it shall be settled by the Parties through consultation or settled through litigation filed with the people’s court at the place where the Contract is signed. During the consultation or litigation, the undisputed provisions of the Contract shall still be performed by the Parties.

Article 9         Tips

Party B has reminded Party A to get a comprehensive and accurate understanding of the terms and conditions specified herein, and it has given corresponding explanation of terms and conditions at Party A’s request. The contracting Parties hereto have the same understanding of the terms of the Contract.

Article 10      Notice

Any notice given by the Parties to the Contract to the other Party shall be served to the other Party in written form (including, without limitation, telegrams, letters as well as other written documents) based on the address and contact person recorded herein. If it is sent by telegram, it shall be deemed to have been served to the other Party on the second day from the sending date; if it is a postal letter (including EMS), it will be deemed to have been served to the other Party on the third day from the posting date.

If Party A and Party B change the address, contact person, telephone number, etc. recorded herein during the fulfillment of the Contract, they shall notify the other Party in written form in a timely manner. Otherwise, the provisions of Paragraph 1 of this Article shall apply to the written notice sent by either Party to the other Party based on the domicile and contact person prior to the change.

In the event of any litigation dispute, the domicile address and contact person recorded herein shall be the legal address for service of litigation documents and other materials (including all legal documents and document materials that need to be served in the course of trial of first instance, trial of second instance, retrial and execution, such as copies of indictment, evidential materials, responding materials, summonses, judgments, rulings and appeals).

Article 11      Effectiveness of the Contract

The Contract shall come into force as of the date of signature and seal by the Parties.

The Contract is made in duplicate, with each Party holding one copy and each copy being equally authentic.

Party A (signature): Zhenyu Zheng

Party B (official seal and corporate seal):

Date of Signing: April 1, 2022

Place of Signing: F/3, No.106, Guangda Road, Taijiang District, Fuzhou City